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                                                                      EXHIBIT 21
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                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                     JURISDICTION OF
                                                     INCORPORATION OR
NAME OF SUBSIDIARY                                     ORGANIZATION
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Old National Bank in Evansville                  United States of America

The Merchants National Bank of Terre Haute       United States of America

First-Citizens Bank & Trust Company              Indiana

People's Bank & Trust Company                    Indiana

The Rockville National Bank                      United States of America

Clinton State Bank                               Indiana

Gibson County Bank                               Indiana

Security Bank & Trust Company                    Indiana

Farmers Bank & Trust Company                     Kentucky

The Peoples National Bank in Lawrenceville       United States of America

First State Bank of Greenville                   Kentucky

Morganfield National Bank                        United States of America

The First National Bank of Harrisburg            United States of America

Security Bank & Trust Company                    Illinois

Farmers Bank & Trust Company                     Kentucky

United Southwest Bank                            Indiana

Bank of Western Indiana                          Indiana

Palmer-American National Bank of Danville        United States of America

Dubois County Bank                               Indiana

Indiana State Bank of Terre Haute                Indiana

Orange County Bank                               United States of America

The First National Bank of Oblong                United States of America

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The Citizens National Bank of Tell City          United States of America

Indiana Old National Insurance Company           Arizona

Old National Realty Company, Inc.                Indiana

Old National Service Corporation                 Indiana

Old National Trust Company                       Indiana

Old National Trust Company - Illinois            Illinois

Old National Trust Company - Kentucky            Kentucky